COMBINED AND CONSOLIDATED STATEMENTS OF (DEFICIT) EQUITY (Parenthetical) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
COMBINED AND CONSOLIDATED STATEMENTS OF (DEFICIT) EQUITY
Tax on foreign currency translation adjustments	¥ 0	¥ 0	¥ 0
Tax on unrealized holding gains on available-for-sale securities	107	726	266
Tax on reclassification adjustment for gains on available-for-sale securities realized in net income	¥ 107	¥ 726	¥ 266